Supplement dated September 27, 2004 to the Statement of Additional Information dated May 3, 2004, as amended June 14, 2004, and August 24, 2004.

The Enterprise Group of Funds, Inc.



This Supplement updates certain information contained in the Statement of Additional Information dated May 3, 2004, as amended June 14, 2004, and August 24, 2004, of The Enterprise Group of Funds, Inc. (the "Corporation"). You may obtain an additional copy of the Statement of Additional Information ("SAI"), free of charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the SAI and the applicable Prospectus and retain it for future reference.

This Supplement reflects certain changes to the information contained in the section, "Purchase, Redemption and Pricing of Securities Being Offered." On page 50, the following language is added as the fourth paragraph effective immediately:

	The Funds receive purchase and redemption orders through selling brokers/dealers, financial intermediaries and other persons who sell shares of the Funds. The Funds have designated one or more such financial services institutions, including plan administrator intermediaries, to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized financial services institution, or, if applicable, a financial services institution's authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized financial services institution or the financial services institution's authorized designee and accepted by the Fund.

September 27, 2004